Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

NOTE 20: — SUBSEQUENT EVENTS

Subsequent to March 31, 2022, the Company received one approval from the FDA. The Company currently has a total of nineteen ANDAs awaiting FDA approval, including four tentative approvals.

Regarding the Generic Drug Pricing Antitrust Litigation, MDL No. 2724, the Court granted preliminary approval on May 11, 2022 of Taro’s settlement with the DPP class plaintiffs. As a result, on June 8, 2022, within the required time period, Taro paid the $67.6 million settlement payment to the DPP class plaintiffs, subject to a reduction of up to $8 million depending on the volume of certain class members that may opt-out of the settlement.